UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2016

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XUN ENERGY, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-53466	90-0669916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12759 NE Whitaker Way, #C453, Portland, Oregon, 97230

 (Address of Principal Executive Office) (Zip Code)

(775) 200-0505

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 14, 2016, the Company's appointed independent auditors, Anton & Chia, LLP, resigned as the independent auditor, copy attached.

There are no disagreements between the management of the Company and Anton & Chia, LLP on any matter of accounting principles or practices.

On September 19, 2016, the independent auditors, Anton & Chia, LLP, confirmed to the U.S. Securities and Exchange Commission that they are in agreement with the statements contained herein as it pertains to their firm, copy attached.

Item 9.01 Financial Statements and Exhibits

    (d) Exhibits:

4.01

Anton & Chia, LLP Resignation

16.1

Letter to U.S. Securities and Exchange Commission from Anton & Chia, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 21, 2016

XUN ENERGY, INC.

/s/ Jerry G. Mikolajczyk

By: Jerry G. Mikolajczyk

Title: President and CEO